BLACKROCK FUNDS II
BlackRock AMT-Free Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Ohio Municipal Bond Portfolio

SUPPLEMENT DATED SEPTEMBER 15, 2008
TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,
DATED JANUARY 31, 2008

This amendment relates to each of BlackRock AMT-Free Municipal Bond Portfolio (the "AMT-Free Portfolio"), BlackRock Delaware Municipal Bond Portfolio (the "Delaware Portfolio"), BlackRock Kentucky Municipal Bond Portfolio (the "Kentucky Portfolio") and BlackRock Ohio Municipal Bond Portfolio (the "Ohio Portfolio, and collectively with the aforementioned, the "Portfolios"), each a series of BlackRock Funds II (the "Trust").

Change in Investment Objective

The section "Investment Goal" with respect to each Portfolio's current prospectus is amended to reflect the new investment objective of that Portfolio as described below.

Each Portfolio currently has an investment objective "to seek to maximize total return, consistent with income generation and prudent investment management." The investment objective of each Portfolio is not a fundamental policy and therefore can be changed by the Board of Trustees without shareholder approval. Effective August 18, 2008, each Portfolio changed its investment objective as follows:

AMT-Free Portfolio: "to seek to provide shareholders with income exempt from Federal income taxes as is consistent with the investment policies of the fund."

Delaware Portfolio: "to seek to provide shareholders with income exempt from Federal and Delaware income taxes as is consistent with the investment policies of the fund."

Kentucky Portfolio: "to seek to provide shareholders with income exempt from Federal and Kentucky income taxes as is consistent with the investment policies of the fund."

Ohio Portfolio: "to seek to provide shareholders with income exempt from Federal and Ohio income taxes as is consistent with the investment policies of the fund."

The change in investment objective is not expected to change the manner in which each Portfolio is currently managed.